                                                                 EXHIBIT T3E (5)

                                 MASTER BALLOT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------------------------

In re:
CITYSCAPE FINANCIAL CORP.,
and CITYSCAPE CORP.,
                       Debtors.

---------------------------------------------------------------

                                                  Chapter 11
                                                  Case Nos. 98-B-
                                                  and 98-B-
                                                  Jointly Administered

---------------------------------------------------------------------------
SECURITIES OF CITYSCAPE FINANCIAL CORP.         CUSIP NOS.     ISIN CODES
---------------------------------------------------------------------------
 12 3/4% Series A Senior Notes Due 2004 (the     178778AF3        N/A
    "Old Senior Notes")
---------------------------------------------------------------------------
 6% Convertible Subordinated Debentures Due      178778AA4    XS0069181740
    2006 (the "Old Subordinated Debentures")     178778AB2    XS0065725615
                                                 178778AC0
---------------------------------------------------------------------------
 6% Series A Convertible Preferred Stock (the       N/A           N/A
    "Old Series A Preferred Stock")
---------------------------------------------------------------------------
 6% Series B Convertible Preferred Stock (the       N/A           N/A
    "Old Series B Preferred Stock")
---------------------------------------------------------------------------

MASTER BALLOT FOR ACCEPTING OR REJECTING "DEBTORS' JOINT PLAN OF REORGANIZATION"
                                 TO BE FILED BY
                 CITYSCAPE FINANCIAL CORP. AND CITYSCAPE CORP.

                          RECORD DATE: AUGUST 28, 1998

                      VOTING DEADLINE: SEPTEMBER 30, 1998

THIS MASTER BALLOT IS TO BE USED BY BROKERS, PROXY INTERMEDIARIES OR OTHER NOMINEES FOR VOTING ON BEHALF OF BENEFICIAL OWNERS OR REGISTERED HOLDERS WHO ARE BENEFICIAL OWNERS OF THE ABOVE-REFERENCED SECURITIES (THE "SECURITIES"). PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS MASTER BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. IF BONDHOLDER COMMUNICATIONS GROUP (THE "INFORMATION AGENT") HAS NOT RECEIVED THIS MASTER BALLOT BY 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, SEPTEMBER 30, 1998, UNLESS EXTENDED AT THE SOLE DISCRETION OF CITYSCAPE FINANCIAL CORP. (THE "VOTING DEADLINE"), IT WILL NOT BE COUNTED. FACSIMILE BALLOTS WILL NOT BE ACCEPTED.

     Cityscape Financial Corp. and its wholly-owned subsidiary, Cityscape Corp. (collectively, "Cityscape"), are soliciting votes with respect to their joint prepackaged plan of reorganization (the "Plan") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") referred to, described in, and attached to the accompanying Solicitation and Disclosure Statement dated August 28, 1998 (the "Solicitation Statement"). This Master Ballot is to be used by brokers, proxy intermediaries or other nominees for voting on behalf of beneficial owners or registered Holders who are beneficial owners of the Securities. Please review the Solicitation Statement and the exhibits thereto carefully before completing this Master Ballot. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

     This Master Ballot may not be used for any purpose other than for voting to accept or reject the Plan.

     Cityscape has not yet commenced the Reorganization Cases. If the Plan receives sufficient acceptances by certain Classes, Cityscape intends to commence the Reorganization Cases and promptly seek confirmation of the Plan.

     The Plan can be confirmed by the Bankruptcy Court if (i) it is accepted by at least one Impaired Class of Claims or Interests (without counting the vote of any insider), (ii) the Bankruptcy Court finds that the Plan accords fair and equitable treatment to any Class that rejects or is deemed to have rejected the Plan, and (iii) the Bankruptcy Court determines that the Plan otherwise satisfies the requirements of Section 1129(b) of the Bankruptcy Code. With respect to the Old Senior Notes and the Old Subordinated Debentures, a Class of Claims will be deemed to have accepted the Plan if Holders of at least two-thirds in amount and more than one-half in number of the Claims in such Class who cast timely Ballots vote to accept the Plan. With respect to the Old Series A Preferred Stock and the Old Series B Preferred Stock, a Class of Interests will be deemed to have accepted the Plan if Holders of at least two-thirds in amount of the Interests in such Class who cast timely Ballots vote to accept the Plan. If the Plan is confirmed by the Bankruptcy Court, all Holders of the Securities and all other Holders of Claims against and Interests in Cityscape (including those who abstain or vote to reject the Plan) will be bound by the Plan and the transactions contemplated thereby.

     Under the Plan, if the Class of Holders of Old Subordinated Debentures votes to reject the Plan, no New 5% Warrants will be distributed to such Holders (or any other Person) under the Plan and no Class junior to such Class (including the Classes of Holders of Old Series A Preferred Stock and Old Series B Preferred Stock) will receive any distributions. If the Class of Holders of Old Series A Preferred Stock votes to reject the Plan (or any Class senior to such Class votes (or is deemed to have voted) to reject the Plan), no New 10% Warrants will be distributed to such Holders (or any other Person) under the Plan and no Class junior to such Class (including the Class of Holders of Old Series B Preferred Stock) will receive any distributions. If the Class of Holders of Old Series B Preferred Stock votes to reject the Plan (or any Class senior to such Class votes (or is deemed to have voted) to reject the Plan), no New 10% Warrants will be distributed to such Holders.

     The record date for purposes of determining which Holders of the Securities are eligible to vote on the Plan is August 28, 1998 (the "Record Date"). Only
(i) Holders of the Securities in whose name such Securities are registered on the books of Cityscape or its authorized agent on the Record Date, or any Persons who have obtained properly-completed proxies from such Persons, (ii) Holders of the Securities in bearer form, or (iii) beneficial owners of the Securities holding such Securities through nominees who (a) hold such Securities in bearer form, (b) are registered Holders of such Securities on the books of Cityscape or its authorized agent on the Record Date, or (c) hold interests in such Securities through DTC, Euroclear or Cedel are eligible to vote on the Plan. Each Holder of the Securities who purchased such Securities or whose purchase of such Securities is registered after the Record Date who wishes to vote on the Plan must arrange with its respective seller(s) to receive a proxy from the Holder(s) of record on such date, a form of which is included on the last page of this Master Ballot for your convenience.

PLEASE READ THE ATTACHED INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT BEFORE COMPLETING THE MASTER BALLOT:

ITEM 1.  AGGREGATE PRINCIPAL AMOUNT OF THE SECURITIES AS TO WHICH VOTES ARE
CAST.

     The undersigned (i) is a registered or record owner of, (ii) holds interests through DTC, Euroclear or Cedel, (iii) holds Securities in bearer form, or (iv) has been granted a proxy or power of attorney for the following Securities for which voting instructions have been received from beneficial owners (the "Beneficial Owners") of such Securities as listed in Item 2 below:

--------------------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT OR NUMBER OF SHARES AND
                                                  AGGREGATE LIQUIDATION PREFERENCE OF THE
              TYPE OF SECURITY                               SECURITIES VOTED
--------------------------------------------------------------------------------------------
  Old Senior Notes                             $
--------------------------------------------------------------------------------------------
  Old Subordinated Debentures                  $
--------------------------------------------------------------------------------------------
  Old Series A Preferred Stock                 ------------ shares with an aggregate
                                               liquidation preference of $
--------------------------------------------------------------------------------------------
  Old Series B Preferred Stock                 ------------ shares with an aggregate
                                               liquidation preference of $
--------------------------------------------------------------------------------------------

ITEM 2A.  CLASS A4 (OLD SENIOR NOTES) VOTES.

     The undersigned certifies that the following Beneficial Owners of the Old Senior Notes or those on the attached list, as identified by their respective customer account numbers or the respective sequence numbers set forth below, have delivered to the undersigned Ballots casting the following votes. (Indicate the aggregate principal amount voted by each respective Beneficial Owner under the appropriate column. Please use additional sheets of paper if necessary):

                                            PRINCIPAL AMOUNT OF THE OLD SENIOR NOTES
       CUSTOMER ACCOUNT NUMBER                               VOTED
      FOR EACH BENEFICIAL OWNER    ----------------------------------------------------------
       OF THE OLD SENIOR NOTES          TO ACCEPT THE PLAN            TO REJECT THE PLAN
     ----------------------------  ----------------------------  ----------------------------
1.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
2.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
3.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
4.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
5.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
6.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
7.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
8.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
9.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
10.                                $                             $
     ----------------------------  ----------------------------  ----------------------------
     TOTAL:                        $                             $
     ----------------------------  ----------------------------  ----------------------------

ITEM 2B.  CLASS B4 (OLD SENIOR NOTES GUARANTEE) VOTES.

     The undersigned certifies that the following Beneficial Owners of the Old Senior Notes Guarantee or those on the attached list, as identified by their respective customer account numbers or the respective sequence numbers set forth below, have delivered to the undersigned Ballots casting the following votes. (Indicate the aggregate principal amount voted by each respective Beneficial Owner under the appropriate column. Please use additional sheets of paper if necessary):

                                                 PRINCIPAL AMOUNT OF THE OLD SENIOR NOTES
          CUSTOMER ACCOUNT NUMBER                            GUARANTEE VOTED
         FOR EACH BENEFICIAL OWNER      ----------------------------------------------------------
     OF THE OLD SENIOR NOTES GUARANTEE       TO ACCEPT THE PLAN            TO REJECT THE PLAN
     ---------------------------------  ----------------------------  ----------------------------
1.                                      $                             $
     ------------------------------     ----------------------------  ----------------------------
2.                                      $                             $
     ------------------------------     ----------------------------  ----------------------------
3.                                      $                             $
     ------------------------------     ----------------------------  ----------------------------
4.                                      $                             $
     ------------------------------     ----------------------------  ----------------------------
5.                                      $                             $
     ------------------------------     ----------------------------  ----------------------------
6.                                      $                             $
     ------------------------------     ----------------------------  ----------------------------
7.                                      $                             $
     ------------------------------     ----------------------------  ----------------------------
8.                                      $                             $
     ------------------------------     ----------------------------  ----------------------------
9.                                      $                             $
     ------------------------------     ----------------------------  ----------------------------
10.                                     $                             $
     ------------------------------     ----------------------------  ----------------------------
     TOTAL:                             $                             $
     ------------------------------     ----------------------------  ----------------------------

ITEM 2C.  CLASS A6 (OLD SUBORDINATED DEBENTURES) VOTES.

     The undersigned certifies that the following Beneficial Owners of the Old Subordinated Debentures or those on the attached list, as identified by their respective customer account numbers or the respective sequence numbers set forth below, have delivered to the undersigned Ballots casting the following votes. (Indicate the aggregate principal amount voted by each respective Beneficial Owner under the appropriate column. Please use additional sheets of paper if necessary):

       CUSTOMER ACCOUNT NUMBER              PRINCIPAL AMOUNT OF THE OLD SUBORDINATED
      FOR EACH BENEFICIAL OWNER                         DEBENTURES VOTED
       OF THE OLD SUBORDINATED     ----------------------------------------------------------
              DEBENTURES                TO ACCEPT THE PLAN            TO REJECT THE PLAN
     ----------------------------  ----------------------------  ----------------------------
1.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
2.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
3.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
4.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
5.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
6.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
7.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
8.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
9.                                 $                             $
     ----------------------------  ----------------------------  ----------------------------
10.                                $                             $
     ----------------------------  ----------------------------  ----------------------------
     TOTAL:                        $                             $
     ----------------------------  ----------------------------  ----------------------------

ITEM 2D.  CLASS A8 (OLD SERIES A PREFERRED STOCK) VOTES.

     The undersigned certifies that the following Beneficial Owners of the Old Series A Preferred Stock or those on the attached list, as identified by their respective customer account numbers or the respective sequence numbers set forth below, have delivered to the undersigned Ballots casting the following votes. (Indicate the number of shares voted by each respective Beneficial Owner under the appropriate column as well as the aggregate liquidation preference of the shares voted. Please use additional sheets of paper if necessary):

           CUSTOMER ACCOUNT                             NUMBER OF SHARES AND AGGREGATE
           NUMBER FOR EACH                        LIQUIDATION PREFERENCE OF THE OLD SERIES A
       BENEFICIAL OWNER OF THE                              PREFERRED STOCK VOTED
        OLD SERIES A PREFERRED     ------------------------------------------------------------------------
                STOCK                      TO ACCEPT THE PLAN                   TO REJECT THE PLAN
     ----------------------------  -----------------------------------  -----------------------------------
1.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
2.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
3.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
4.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
5.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
6.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
7.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
8.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
9.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
10.                                #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
     TOTAL:                        #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------

ITEM 2E.  CLASS A10 (OLD SERIES B PREFERRED STOCK) VOTES.

     The undersigned certifies that the following Beneficial Owners of the Old Series B Preferred Stock or those on the attached list, as identified by their respective customer account numbers or the respective sequence numbers set forth below, have delivered to the undersigned Ballots casting the following votes. (Indicate the number of shares voted by each respective Beneficial Owner under the appropriate column as well as the aggregate liquidation preference of the shares voted. Please use additional sheets of paper if necessary):

                                                        NUMBER OF SHARES AND AGGREGATE
       CUSTOMER ACCOUNT NUMBER                    LIQUIDATION PREFERENCE OF THE OLD SERIES B
      FOR EACH BENEFICIAL OWNER                             PREFERRED STOCK VOTED
         OF THE OLD SERIES B       ------------------------------------------------------------------------
           PREFERRED STOCK                 TO ACCEPT THE PLAN                   TO REJECT THE PLAN
     ----------------------------  -----------------------------------  -----------------------------------
1.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
2.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
3.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
4.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
5.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
6.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
7.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
8.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
9.                                 #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
10.                                #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------
     TOTAL:                        #                 $                  #                 $
     ----------------------------  ----------------------------------   ----------------------------------

ITEM 3A.  CERTIFICATION AS TO THE OLD SENIOR NOTES HELD IN ADDITIONAL ACCOUNTS.

     The undersigned certifies that it has transcribed below the information, if any, as to the Old Senior Notes held in additional accounts as provided in Item 3 of each Ballot received by the undersigned from a Beneficial Owner:

                                                                                         PRINCIPAL AMOUNT OF
          YOUR CUSTOMER'S             NAME OF YOUR                                      THE OLD SENIOR NOTES
        ACCOUNT NUMBER FOR          CUSTOMER'S OTHER          ACCOUNT NUMBERS AT       HELD IN OTHER ACCOUNTS
          EACH BENEFICIAL           CUSTODIAN BANK OR        OTHER CUSTODIAN BANK         AND VOTED THROUGH
               OWNER                 BROKER NOMINEE            OR BROKER NOMINEE         SUCH OTHER ACCOUNTS
     -------------------------  -------------------------  -------------------------  -------------------------

1.
     -------------------------  -------------------------  -------------------------  $------------------------

2.
     -------------------------  -------------------------  -------------------------  $------------------------

3.
     -------------------------  -------------------------  -------------------------  $------------------------

4.
     -------------------------  -------------------------  -------------------------  $------------------------

5.
     -------------------------  -------------------------  -------------------------  $------------------------

ITEM 3B. CERTIFICATION AS TO THE OLD SUBORDINATED DEBENTURES HELD IN ADDITIONAL ACCOUNTS.

     The undersigned certifies that it has transcribed below the information, if any, as to the Old Subordinated Debentures held in additional accounts as provided in Item 3 of each Ballot received by the undersigned from a Beneficial
Owner:

                                                                                         PRINCIPAL AMOUNT OF
                                                                                        THE OLD SUBORDINATED
          YOUR CUSTOMER'S             NAME OF YOUR                                       DEBENTURES HELD IN
        ACCOUNT NUMBER FOR          CUSTOMER'S OTHER          ACCOUNT NUMBERS AT         OTHER ACCOUNTS AND
          EACH BENEFICIAL           CUSTODIAN BANK OR        OTHER CUSTODIAN BANK        VOTED THROUGH SUCH
               OWNER                 BROKER NOMINEE            OR BROKER NOMINEE           OTHER ACCOUNTS
     -------------------------  -------------------------  -------------------------  -------------------------

1.
     -------------------------  -------------------------  -------------------------  $------------------------

2.
     -------------------------  -------------------------  -------------------------  $------------------------

3.
     -------------------------  -------------------------  -------------------------  $------------------------

4.
     -------------------------  -------------------------  -------------------------  $------------------------

5.
     -------------------------  -------------------------  -------------------------  $------------------------

ITEM 3C. CERTIFICATION AS TO THE OLD SERIES A PREFERRED STOCK HELD IN ADDITIONAL ACCOUNTS.

     The undersigned certifies that it has transcribed below the information, if any, as to the Old Series A Preferred Stock held in additional accounts as provided in Item 3 of each Ballot received by the undersigned from a Beneficial
Owner:

                                                                                          NUMBER OF SHARES
                                                                                            AND AGGREGATE
                                                                                       LIQUIDATION PREFERENCE
                                                                                         OF THE OLD SERIES A
                                                                                           PREFERRED STOCK
          YOUR CUSTOMER'S             NAME OF YOUR                                          HELD IN OTHER
        ACCOUNT NUMBER FOR          CUSTOMER'S OTHER          ACCOUNT NUMBERS AT         ACCOUNTS AND VOTED
          EACH BENEFICIAL           CUSTODIAN BANK OR        OTHER CUSTODIAN BANK        THROUGH SUCH OTHER
               OWNER                 BROKER NOMINEE            OR BROKER NOMINEE              ACCOUNTS
     -------------------------  -------------------------  -------------------------  -------------------------

1.
     -------------------------  -------------------------  -------------------------  -------------------------

2.
     -------------------------  -------------------------  -------------------------  -------------------------

3.
     -------------------------  -------------------------  -------------------------  -------------------------

4.
     -------------------------  -------------------------  -------------------------  -------------------------

5.
     -------------------------  -------------------------  -------------------------  -------------------------

ITEM 3D. CERTIFICATION AS TO THE OLD SERIES B PREFERRED STOCK HELD IN ADDITIONAL ACCOUNTS.

     The undersigned certifies that it has transcribed below the information, if any, as to the Old Series B Preferred Stock held in additional accounts as provided in Item 3 of each Ballot received by the undersigned from a Beneficial
Owner:

                                                                                   NUMBER OF SHARES AND
                                                                                   AGGREGATE LIQUIDATION
                                                                                   PREFERENCE OF THE OLD
     YOUR CUSTOMER'S ACCOUNT  NAME OF YOUR CUSTOMER'S    ACCOUNT NUMBERS AT      SERIES B PREFERRED STOCK
         NUMBER FOR EACH      OTHER CUSTODIAN BANK OR  OTHER CUSTODIAN BANK OR  HELD IN OTHER ACCOUNTS AND
        BENEFICIAL OWNER          BROKER NOMINEE           BROKER NOMINEE       VOTED THROUGH SUCH ACCOUNTS
     -----------------------  -----------------------  -----------------------  ---------------------------
1.   ----------------------   ----------------------   ----------------------   ---------------------------
2.   ----------------------   ----------------------   ----------------------   ---------------------------
3.   ----------------------   ----------------------   ----------------------   ---------------------------
4.   ----------------------   ----------------------   ----------------------   ---------------------------
5.   ----------------------   ----------------------   ----------------------   ---------------------------

ITEM 4. By signing and returning this Master Ballot, the undersigned certifies that each Beneficial Owner of Securities whose votes are being transmitted by this Master Ballot has been provided with a copy of the Ballot and the Solicitation Statement and the exhibits thereto.

ITEM 5. By signing and returning this Master Ballot, the undersigned certifies that: (i) it received a separate, complete and fully executed Ballot with respect to each Beneficial Owner referenced in Item 2 of this Master Ballot and
(ii) it (a) is the registered or record owner of the Securities, (b) holds interests in such Securities through DTC, Euroclear or Cedel, (c) holds Securities in bearer form, or (d) has been granted a proxy or power of attorney for, the aggregate principal amount, or number of shares, of Securities, as applicable, set forth in Item 1. The undersigned also acknowledges that this solicitation of acceptances of the Plan is subject to all the terms and conditions set forth in the Solicitation Statement and the exhibits thereto.

                                Participant Account Number:
                                                           --------------------

                                Company Name:
                                             ----------------------------------
                                                    (Print or Type)

                                Name of
                                Authorized Employee:
                                                    ----------------------------
                                                         (Print or Type)

                                Title:
                                      ------------------------------------------
                                                (If Appropriate)

                                Department:
                                           -------------------------------------


                                Signature: X
                                          --------------------------------------

                                Address:
                                        ----------------------------------------
                                                     Street

                                ------------------------------------------------
                                            City, State and Zip Code

                                ------------------------------------------------
                                                    Country


                                Telephone Number: (     )
                                                 -------------------------------


                                Facsimile Number: (     )
                                                 -------------------------------

                                Dated:
                                      ------------------------------------------

    THIS MASTER BALLOT MUST BE RECEIVED BY THE INFORMATION AGENT, BONDHOLDER COMMUNICATIONS GROUP, AT THE ADDRESS LISTED BELOW, BY 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, SEPTEMBER 30, 1998, UNLESS EXTENDED AT THE SOLE DISCRETION
       OF CITYSCAPE, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.
                            ------------------------

                        BY MAIL/HAND/OVERNIGHT DELIVERY:

                        BONDHOLDER COMMUNICATIONS GROUP
                          30 BROAD STREET, 46TH FLOOR
                            NEW YORK, NEW YORK 10004
                           TELEPHONE: (212) 809-2663
                              ATTENTION: JOHN FARR

                 INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

     THE MASTER BALLOT IS NOT A LETTER OF TRANSMITTAL AND MAY NOT BE USED FOR ANY PURPOSE OTHER THAN TO VOTE TO ACCEPT OR REJECT THE PLAN. If the Plan is confirmed, the Information Agent will provide you with instructions and documents, if any, for effecting the exchange of the existing Securities for the new securities to be issued pursuant to the Plan promptly after the Confirmation Date. Accordingly, Holders should not surrender certificates representing their Securities in connection with voting on the Plan, and neither Cityscape nor the Information Agent will accept delivery of any such certificates tendered together with this Master Ballot.

     To have the Beneficial Owners' votes count, you must complete, sign and return this Master Ballot so that it is received by the Information Agent not later than 5:00 p.m., New York City Time, on Wednesday, September 30, 1998, unless extended at the sole discretion of Cityscape as provided in the Solicitation Statement. If you receive Ballots from Beneficial Owners after Wednesday, September 30, 1998, please retain all such Ballots and notify the Information Agent of your receipt of such late Ballots.

     If you complete and return more than one Master Ballot and the later dated Master Ballot(s) supplement rather than supersede the earlier Master Ballot(s), please mark the subsequent Master Ballot(s) with the words "Additional Votes" or such other language as you customarily use to indicate votes that are not meant to revoke earlier votes.

     To properly complete the Master Ballot, follow the procedures described below:

          (a) Provide appropriate information for each of the items on the Master Ballot. Please note that Items 2 and 3 request information which should be set forth in the Ballots received by you from each individual Beneficial Owner for whom you hold Securities. To identify such Beneficial Owners without disclosing their names, please use the customer account number assigned by you to each such Beneficial Owner or, if no such customer account number exists, please use the sequential numbers provided (making sure to retain a separate list of each Beneficial Owner and his or her assigned sequential number);

          (b) Indicate in Item 2 the aggregate principal amounts, or number of shares and aggregate liquidation preference amounts, of Securities, as applicable, held by you as the registered or record Holder on behalf of the Beneficial Owners, or for which you have been granted a proxy or power of attorney, and each Beneficial Owner's vote to accept or to reject the Plan;

          (c) Provide in Item 3 the information provided by each Beneficial Owner with respect to Securities held by such Beneficial Owners in other accounts;

          (d) Sign and date the Master Ballot;

          (e) If you are completing this Master Ballot on behalf of another entity, indicate your relationship with such entity and the capacity in which you are signing;

          (f) Provide your name and mailing address if different from the preprinted address on the Master Ballot or if no preprinted address appears on the Master Ballot; and

          (g) Please use additional sheets of paper if additional space is required to respond to any item on the Master Ballot (clearly marked to indicate the applicable item of the Master Ballot).

           SEND COMPLETED MASTER BALLOT TO THE INFORMATION AGENT AT:

                        BONDHOLDER COMMUNICATIONS GROUP
                          30 BROAD STREET, 46TH FLOOR
                            NEW YORK, NEW YORK 10004
                           TELEPHONE: (212) 809-2663
                              ATTENTION: JOHN FARR

      IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, PLEASE CONTACT THE INFORMATION AGENT AT THE ABOVE ADDRESS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 (This page is for use as a Proxy only. It need not be completed as part of the
                                    Ballot.)

                             PROXY WITH RESPECT TO
                        SOLICITATION OF ACCEPTANCES FOR
                        AND OTHER MATTERS PERTAINING TO
                                      THE
                        JOINT PLAN OF REORGANIZATION OF

                 CITYSCAPE FINANCIAL CORP. AND CITYSCAPE CORP.
                        FROM THE HOLDERS OF OUTSTANDING

                     12 3/4% SERIES A SENIOR NOTES DUE 2004
                             (CUSIP NO. 178778AF3)
                                      AND
                6% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2006
                  (CUSIP NOS. 178778AA4, 178778AB2, 178778AC0)
                    (ISIN CODES XS0069181740, XS0065725615)
                                      AND
                    6% SERIES A CONVERTIBLE PREFERRED STOCK
                                      AND
                    6% SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF

                           CITYSCAPE FINANCIAL CORP.

     The undersigned hereby irrevocably appoints

--------------------------------------------------------------------------------
as attorney and proxy of the undersigned, with full power of substitution, to vote (i) to accept or reject the Plan (as defined below) with respect to the Old Senior Notes, the Old Subordinated Debentures, the Old Series A Preferred Stock and/or the Old Series B Preferred Stock of Cityscape Financial Corp. (collectively, the "Securities"), pursuant to the Solicitation and Disclosure Statement dated August 28, 1998, by which Cityscape Financial Corp. and its wholly-owned subsidiary, Cityscape Corp. (collectively, "Cityscape"), are soliciting acceptances from record Holders of the Securities of the close of business on August 28, 1998 (the "Record Date") for their joint plan of reorganization under chapter 11 of title 11 of the United States Code (the "Plan"), with all the power the undersigned would possess if voting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE VOTING DEADLINE (WEDNESDAY, SEPTEMBER 30, 1998, UNLESS EXTENDED AT THE SOLE DISCRETION OF CITYSCAPE).


Name(s): ------------------------------------------    Signature(s): ------------------------------------------

                                                       ------------------------------------------
-----------------------------------------------------

                                                       By: ----------------------------------------------------

                                                       Title:
                                                       --------------------------------------------------

                                                       Dated: -------------------------------------------------

                                          Signatures Guaranteed By:

                                          --------------------------------------
                                          (Name of Institution)

                                          --------------------------------------
                                          Authorized Signature

                                          --------------------------------------
                                          Title

Type(s) of Securities Owned:
--------------------------------------------------------------------------------

Principal Amount and/or Number
of Shares and Aggregate Liquidation
Preference of Securities Owned:
-------------------------------------------------------------------------------

     This Proxy must be executed by (i) the nominee reflected on the books and records of DTC, Euroclear or Cedel, (ii) the beneficial owner reflected on the books of a DTC, Euroclear or Cedel participant, (iii) the Holder of the Securities in bearer form, or (iv) the record Holder(s) (i.e., the record Holder(s) as of the close of business on the Record Date) in exactly the same manner as the name(s) appear(s) on the Securities to which this Proxy relates. If the Securities to which this Proxy relates are held of record by two or more joint Holders on the Record Date, all such Holders must sign this Proxy. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to Cityscape and the Information Agent of such person's authority so to act. If the Securities owned by the record Holder on the Record Date are registered in different names, separate proxies must be executed covering each form of registration.

     Unless the person executing this Proxy is a member of a Signature Guarantee Program recognized by the Information Agent (i.e., the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchange's Medallion Signature Program (MSP)), (an "Eligible Institution"), this Proxy must be guaranteed by an Eligible Institution confirming the right of the signatory to the Ballot to execute such Ballot, unless this requirement is expressly waived by Cityscape.

                                        2